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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): July 12, 2001
                                                          -------------


                          RENAISSANCE WORLDWIDE, INC.
                          ---------------------------
               (Exact name of registrant as specified in charter)

        MASSACHUSETTS                   0-28192                04-2920563
        -------------                   -------                ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)


52 Second Avenue, Waltham, MA                                     02451
-----------------------------                                     -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (781) 290-3000
                                                     --------------
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ITEM 5. OTHER EVENTS
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     This Current Report on Form 8-K is to report that two of the executive officers of Renaissance Worldwide, Inc. (the "Company") will be leaving the Company. Mr. Joseph F. Pesce, the Company's Executive Vice President, Chief Financial Officer and Treasurer, and Mr. Christopher D. T. Guiffre, the Company's Vice President, General Counsel and Clerk, will leave the Company on July 13, 2001, and will cease to be executive officers of the Company on that date. Mr. Joseph P. Fargnoli has been appointed the Company's Vice President, Chief Financial Officer, Treasurer and Clerk.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              RENAISSANCE WORLDWIDE, INC.


                                              By:  _____________________________

                                              Name: Joseph F. Pesce
                                              Title:  Executive Vice President
                                                      of Finance, Chief
                                                      Financial Officer &
                                                      Treasurer


Date:  July 12, 2001